Prospectus, May 1, 2008

Evergreen
Variable Annuity Funds

Evergreen VA Diversified Income Builder Fund (formerly Evergreen VA Strategic Income Fund)
Class 2
The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES: Overview of Fund Risks
Evergreen VA Diversified Income Builder Fund
GENERAL INFORMATION: The Fund's Investment Advisor
The Fund's Portfolio Manager
Pricing
How to Choose the Share Class that Best Suits You
Participating Insurance Companies
How to Buy and Redeem Shares
Dividends and Distributions
Taxes
More Information about the Fund's Fees and Expenses
Financial Highlights
Other Fund Practices
Index Descriptions

Fund Summaries Key

The Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's investment goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Variable Annuity Funds

Shares of the Fund are currently sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. Shares of the Fund may be purchased through a variable annuity contract or variable life insurance policy by placing an order with your participating life insurance company. For more information about the Fund and the other funds offered in the Evergreen funds family, please call 1.800.847.5397. The Fund offered in this prospectus follows various investment strategies and focuses its investments on a variety of securities as described in this prospectus. The Fund's portfolio manager(s) may consider selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment approaches or exceeds a portfolio manager's targeted value; iii) when the investment no longer appears to meet the Fund's investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate. Following this overview, you will find information on each Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:
  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.
Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money. The following are some of the most important risks affecting your investment in a Fund. Other risks may be described in the discussion following this overview.

Market Capitalization Risk

Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Credit Risk

Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

Foreign Investment Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Mortgage- and Asset-Backed Securities Risk

Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. Asset-backed and mortgage-backed securities in which a Fund invests include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

Foreign Currency Transactions Risk

Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares will be affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Leverage Risk

Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect on the Fund of changes in interest rates, market prices, currency rates and other factors.

U.S. Government Securities Risk

The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which the Fund invests, typically include mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations ("CMOs") issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Bank ("FHLB"). Securities issued by Ginnie Mae, but not those issued by Fannie Mae, Freddie Mac or the FHLB, are backed by the full faith and credit of the U.S. government. Fannie Mae, Freddie Mac and the FHLB, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government and are supported only by the credit of the issuer itself. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury.

Derivatives Risk

A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment adviser. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Below Investment Grade Bond Risk

Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

Convertible Securities Risk

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

Emerging Market Risk

A Fund may invest in securities of companies in "emerging market" countries, which entails special risks. Emerging market countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be illiquid and highly volatile.

VA Diversified Income Builder Fund

FUND FACTS:

Goals:

  High Current Income
  Capital Growth

Principal Investments:

  Debt Securities of any quality, including Convertible Bonds
  Dividend Paying Common and Preferred Stock

Class of Shares Offered in this Prospectus:

  Class 2

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Manager:

  Margaret D. Patel

Distribution Payment Schedule:

  Annually

INVESTMENT GOALS

The Fund seeks high current income from investments in income-producing securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1. The Fund invests principally in a portfolio of securities selected by the adviser to provide high current income. The Fund will normally invest at least 80% of its assets in a diversified portfolio of U.S. and non-U.S. income-producing securities, which may include debt securities of any quality, dividend-paying common and preferred stocks and convertible bonds, and derivatives (such as structured notes) providing a return expected to be comparable to an investment in those securities. Common stocks in which the Fund invests may include stocks of domestic or foreign companies, securities of exchange-traded funds that invest in equity securities, securities of real estate investment trusts (REITs), and warrants and rights to purchase common stocks. The Fund does not normally expect to invest more than 25% of its assets in common stocks. Although the Fund’s investment advisor expects that, in most cases, the Fund will purchase common stocks for their dividend-paying ability, in some cases, the Fund may purchase common stocks for what the investment advisor considers to be their potential for capital growth. The Fund may, but will not necessarily, use derivative instruments, such as structured notes, futures and options, and swap agreements, as an alternative to investments directly in income-producing securities or to manage risk. The Fund may also, but will not necessarily, enter into foreign currency exchange contracts to hedge against adverse changes in currency exchange rates related to non-US dollar denominated holdings. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with other types of investments. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under “Additional Information on Securities and Investment Practices” in the Statement of Additional Information (SAI). For purposes of determining compliance by a Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), a Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the adviser, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes. Securities in the Fund’s portfolio may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging markets issuers; there is no limit on the amount of the Fund’s portfolio that may be invested in foreign securities. The Fund may invest a portion of its portfolio in U.S. government securities, including zero-coupon U.S. Treasury securities, and in asset-backed securities, mortgage-backed securities, collateralized mortgage obligations (CMOs), and money market instruments. The Fund's portfolio manager seeks to control risk through diversification, credit analysis, economic analysis, interest rate forecasts and a review of sector and industry trends as well as fundamental company, balance sheet and cash flow analysis.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:
  Market Capitalization Risk
  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk
  Mortgage- and Asset-Backed Securities Risk
  Foreign Currency Transactions Risk
  U.S. Government Securities Risk
  Derivatives Risk
  Below Investment Grade Bond Risk
  Emerging Market Risk
  Convertible Securities Risk
For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results. The table below shows the percentage gain or loss for Class 2 shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year. Year-by-Year Total Return for Class 2 Shares (%) 1
1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
5.91	1.64	- 0.69	6.21	15.46	16.50	8.14	- 1.01	5.68	3.43
Best Quarter:	2nd Quarter 2003	+ 6.83%
Worst Quarter:	2nd Quarter 2004	- 2.17%
Year-to-date total return as of 3/31/2008 is -5.02%.
The next table shows the Fund’s average annual total returns for Class 2 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Evergreen Diversified Income Builder Blended Index (EDIBBI), J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS), Lehman Brothers Aggregate Bond Index (LBABI) and the Merrill Lynch High Yield Master Index (MLHYMI), which each provide investors with the recent return history of various classes of debt securities to which they may compare the Fund's performance. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index. Average Annual Total Return
(for the period ended 12/31/2007) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/6/1997
Class 2	7/31/2002	3.43%	6.39%	5.98%	6.01%
EDIBBI		5.67%	8.31%	6.07%	6.38%
JPMGXUS		11.30%	7.48%	6.22%	6.01%
LBABI		6.97%	4.42%	5.97%	6.38%
MLHYMI [2]		2.17%	10.57%	5.80%	6.33%
1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus. 2.  Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. You pay no shareholder transaction fees to the Fund. Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 2
Management Fees	0.40%
12b-1 Fees	0.25%
Other Expenses [3]	0.25%
Total Annual Fund Operating Expenses [3]	0.90%
3.  The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower. Example of Fund Expenses
After:	Class 2
1 year	$ 92
3 years	$ 287
5 years	$ 498
10 years	$ 1,108

THE FUND'S INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Fund. EIMC has been managing mutual funds and private accounts since 1932 and managed over $112.9 billion in assets for the Evergreen funds as of 12/31/2007. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of 12/31/2007. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For the fiscal year ended 12/31/2007, the aggregate advisory fee paid to EIMC by the Fund was 0.40% of the Fund's average daily net assets. For a discussion regarding the considerations of the Fund's Board of Trustees in approving the Fund's advisory arrangement(s), please see the Fund's Annual Report for the fiscal year ended December 31, 2007.

Legal Proceedings

Pursuant to an administrative order issued by the Securities and Exchange Commission ("SEC") on September 19, 2007, Evergreen Investment Management Company, LLC ("EIMC"), Evergreen Investment Services, Inc. ("EIS"), Evergreen Service Company, LLC ("ESC" and together with EIMC and EIS, the "Evergreen Entities"), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds' prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC. In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds. Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUND'S PORTFOLIO MANAGER

VA Diversified Income Builder Fund

Margaret D. Patel is a Managing Director and Senior Portfolio Manager for Evergreen's Fundamental Equity group. Ms. Patel has been with Evergreen and managed the fund since 2007. Previously she served as a Senior Vice President with Pioneer Investments (1999-2007). The Statement of Additional Information (SAI) contains additional information about a Fund's portfolio manager(s), including other accounts managed, ownership of Fund shares and elements of compensation.

PRICING

CALCULATING A FUND'S SHARE PRICE The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances. The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided. VALUING A FUND'S INVESTMENTS A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value. Valuing securities at a "fair value". If a market price for a security is not readily available or is deemed unreliable, a Fund will use a "fair value" of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market. The following paragraphs identify particular types of securities that are often fair valued. While the Evergreen funds' fair value policies apply to all of the Evergreen funds, the amount of any particular Fund's portfolio that is fair valued will vary based on, among other factors, the Fund's exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent. Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities. Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund's NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund's NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund's NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate. Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

The Fund offers two classes of shares. Only Class 2 shares are offered in this prospectus. The Fund offers Class 2 shares at NAV with no front-end or deferred sales charge. Class 2 shares are subject to 12b-1 fees. Class 1 shares are sold to certain participating insurance companies; they are not subject to 12b-1 fees. Pay particularly close attention to the fee structure so you know how much you will be paying before you invest.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.847.5397 for a listing of financial services firms with whom we have such arrangements.

PARTICIPATING INSURANCE COMPANIES

The Fund was organized to serve as an investment vehicle for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Fund does not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to the difference of tax treatment and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of a Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to the variable annuity contracts or variable life insurance policies. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the time that the Fund calculates its NAV. These financial service firms may charge transaction fees. Timing of Proceeds Normally, we will send your redemption proceeds on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments.

DIVIDENDS AND DISTRIBUTIONS

A Fund passes along to the separate accounts of participating insurance companies the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain. Distribution Payment Schedule. The frequency of dividend distributions for a Fund is listed under its Fund Facts section in the Fund Risk/Return Summary. A Fund usually distributes long-term capital gains, if any, at least once a year, near the end of the calendar year.

TAXES

It is assumed that the shares of a Fund will be respected as owned by insurance company accounts; however, the IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for a Fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control,” and such guidance could affect the treatment of a Fund, including retroactively. For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the contract or policy owner. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59½. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

MORE INFORMATION ABOUT THE FUND'S FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee is paid by the Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments. To compensate EIS for the service it provides and for the expenses it bears in connection with the distribution of Fund shares, certain classes of the Evergreen funds make payments to EIS from fees assessed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Because 12b-1 fees are paid out of the assets of each applicable class on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratios of the Fund are shown in the section entitled "Fees and Expenses." The expense ratios are made up of a management fee, 12b-1 fee (if any) and the various other fund expenses referred to above (i.e., administrative fees, custody fees, transfer agency fees, etc.). The separate accounts are not charged these fees directly; instead they are taken out before the Fund's NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for the share class to which they apply. Because these fees are not charged directly to an insurance separate account or to the accounts of policy owners or contract holders, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) total return in a Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) a Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

PORTFOLIO TRADING COSTS

When mutual funds buy or sell equity securities, brokerage commissions are generally paid to the broker-dealers that execute the transactions. Rather than being reflected as an ongoing expense of a fund, commissions are added to the cost of purchasing, or subtracted from the proceeds of selling, a security, when determining a fund's gain or loss. Although from time to time a fund might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of “mark-up” is included in the price paid for the security. As a result, funds that invest mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower transaction costs, than funds that invest mainly in equity securities. A Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Fund's investment advisor. For more complete information regarding the amounts of such trades, please see the SAI. Information concerning the brokerage commissions paid by a Fund during its most recent fiscal year is set forth below. The table does not reflect the undisclosed amount of "mark-up" on principal transactions.
VA Diversified Income Builder Fund:
Total shares traded: [1]	17,857,140
Total dollars traded: [1]	$ 43,960,671
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 22,973
Total commissions as a percentage of average net assets:	0.03%
Commissions paid per $1,000 invested:	$ 0.26
1.  Only includes trades in which a commission was paid.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

VA Diversified Income Builder Fund

Year Ended December 31,
CLASS 2	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 10.28	$ 10.05	$ 10.76	$ 10.49	$ 9.88
Income from investment operations
Net investment income (loss)	0.52 [1]	0.54 [1]	0.51 [1]	0.53 [1]	0.57 [1]
Net realized and unrealized gains or losses on investments	- 0.17	0.03	- 0.62	0.32	1.05
Total from investment operations	0.35	0.57	- 0.11	0.85	1.62
Distributions to shareholders from
Net investment income	- 0.51	- 0.34	- 0.51	- 0.48	- 1.01
Net realized gains	- 0.10	0	- 0.09	- 0.10	0
Total distributions to shareholders	- 0.61	- 0.34	- 0.60	- 0.58	- 1.01
Net asset value, end of period	$ 10.02	$ 10.28	$ 10.05	$ 10.76	$ 10.49
Total return [2]	3.43%	5.68%	- 1.01%	8.14%	16.50%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 48,113	$ 48,667	$ 41,332	$ 25,784	$ 7,493
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.89%	0.86%	0.87%	0.97%	1.04%
Expenses excluding waivers/reimbursements and expense reductions	0.89%	0.86%	0.87%	0.97%	1.04%
Net investment income (loss)	5.00%	5.27%	4.77%	4.98%	5.33%
Portfolio turnover rate	198%	97%	81%	125%	114%
1.  Net investment income (loss) per share is based on average shares outstanding during the period. 2.  Total return does not reflect charges attributable to your insurance company's separate account.

OTHER FUND PRACTICES

The Fund may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Borrowing is a form of leverage which is subject to the following risks. Leveraging can exaggerate changes in the Fund's net asset value and performance as well as magnify the risks associated with the underlying securities in which the Fund invests. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses. The Fund may lend its securities. Lending securities involves the risk that the counterparty fails to return the loaned security or becomes insolvent, and may cause a Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money. The Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section of this prospectus. Please consult the SAI for more information regarding these and other investment practices used by the Fund, including related risks.

Short-Term Trading

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders. To limit the negative effects of short-term trading on the Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:
  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).
While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors. There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI in the section entitled "Policy for Dissemination of Portfolio Holdings."

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit our Web site at EvergreenInvestments.com or call 1.800.847.5397 to speak to an Evergreen funds service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
Evergreen Diversified Income Builder Blended Index (EDIBBI)	EDIBBI is composed of the following indexes: MLHYMI (50%), JPMGXUS (25%) and LBABI (25%).	VA Diversified Income Builder Fund
J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS)	JPMGXUS is a widely used benchmark for measuring performance and quantifying risk across international bond markets. The index measures the total, principal, and interest returns in each market.	VA Diversified Income Builder Fund
Lehman Brothers Aggregate Bond Index (LBABI)	The LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.	VA Diversified Income Builder Fund
Merrill Lynch High Yield Master Index (MLHYMI)	MLHYMI is an unmanaged index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond market.	VA Diversified Income Builder Fund

Shareholder Services

Call 1.800.847.5397

Monday-Friday, 9 a.m. to 6 p.m. Eastern Time

Write us a letter
  Evergreen Investments
  P.O. Box 8400
  Boston, MA 02266-8400

  For express, registered or certified mail
  Evergreen Investments
  30 Dan Road
  Canton, MA 02021-2809

For More Information About the Evergreen Variable Annuity Funds, Ask for:

  Each Fund's most recent Annual or Semiannual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from the Fund’s portfolio managers regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.
  The Statement of Additional Information (SAI), which contains more detailed information about the Funds and their policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.
For questions or other information, or to request a copy, without charge, of any of these documents, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. The Funds' SAI and their most recent Annual and Semi-annual Reports are not available at EvergreenInvestments.com because Fund shares are only available through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Information about the Funds (including their SAIs) is also available, without charge, on the SEC's Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.
  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,
  200 Berkeley Street, Boston, MA 02116-5034.
  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2007. VA DIBCL2 RV3 (5/08)

  SEC File No.: 811-08716
  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034